Exhibit 10.24

2016 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Don Young	Date: January 6, 2016

This Participation Letter describes the terms of your participation in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”) during fiscal year 2016. This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined in the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 90% of base salary or $480,000.00

3.	Performance Period: 2016 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $122.0 million

•	EBITDA Goal: $ 12.5 million

5.	Allocation of Target Award to Goals

•	25% or $108,000.00 based on Company Revenue Goal

•	75% or $324,000.00 based on EBITDA Goal

6.	Thresholds, Floors and Caps

•	Revenue > $112M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $8.5M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount.

7.	MBO Goals

•	Finished Goods Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced if, on December 31, 2016, the Finished Goods Inventory is less than $4 million. The Adjusted EBITDA used to calculate bonus payouts shall be reduced by 32.5% of any shortfall to the $4 million Finished Goods Inventory target. The Revenue used to calculate the bonus payouts shall be reduced by 132.5% of any shortfall to the $4 million Finished Goods Inventory target.

•	Plant 2 Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2016, Aspen Aerogels, Inc. has not (i) received financing commitments necessary to fund fully the first phase of the Plant 2 capital project, and (ii) completed the related Board Decision Package for Major Capital Investments in a manner satisfactory to the Board.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:         $10,800.00 per $1M

EBITDA Goal:                         $81,000.00 per $1M

9.	Examples

•	Revenue of $115.0M, EBITDA of $7.5M, Fin Goods of $6.0M, P2 Goal Met:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $131.975M, EBITDA of $14.475M, Fin Goods of $1.0M, P2 Goal Met:

Revenue for Bonus Payouts

Actual Revenue minus [$4.0M minus Actual Fin Goods] * 132.5%

= $131.975M – [$4.0M - $1.0M] *132.5%

= $131.975M - $3.975M

= $128.0M

Revenue exceeds Target by $6.0M

Payout of Target Award plus 6.0 * $10,800.00

= $108,000.00 + $64,800.00

= $172,800.00

EBITDA for Bonus Payouts

Actual EBITDA minus [$4.0M minus Actual Fin Goods] * 32.5%

= $14.475M - [$4.0M - $1.0M] * 32.5%

= $14.475M - $0.975M

= $13.5M

EBITDA above Target by $ 1.0M

Payout of Target Award plus 1.0 * $81,000.00

= $324,000.00 + $81,000.00

= $405,000.00

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($172,800.00 + $405,000.00) * 100%

= $577,800.00

•	Revenue of $118.6M and EBITDA of $10.0M, Fin Goods of $9.0M, P2 Goal Not Met :

Revenue for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to Revenue Necessary

= $118.6M

Revenue exceeds Threshold by $6.6M

Payout of Target Award * $6.6M / ($122.0M-$112.0M)

= $108,000.00 * 0.66

= $71,280.00

EBITDA for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to EBITDA Necessary

= $10.0M

EBITDA exceeds Threshold by $1.5M

Payout of Target Award * $1.5M / ($12.5M-$8.5M)

= $324,000.00 * 0.375

= $121,500.00

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($71,280.00 + $121,500.00) * .75

= $192,780.00 * .75

= $144,585.00

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2016.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/Donald R. Young	Dated: 2-1-2016

2016 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Corby Whitaker	Date: January 6, 2016

This Participation Letter describes the terms of your participation in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”) during fiscal year 2016. This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined in the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 50% of base salary or $300,500.00

3.	Performance Period: 2016 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $122.0 million

•	EBITDA Goal: $ 12.5 million

5.	Allocation of Target Award to Goals

•	25% or $37,562.50 based on Company Revenue Goal

•	75% or $112,687.50 based on EBITDA Goal

6.	Thresholds, Floors and Caps

•	Revenue > $112M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $8.5M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount.

7.	MBO Goals

•	Finished Goods Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced if, on December 31, 2016, the Finished Goods Inventory is less than $4 million. The Adjusted EBITDA used to calculate bonus payouts shall be reduced by 32.5% of any shortfall to the $4 million Finished Goods Inventory target. The Revenue used to calculate the bonus payouts shall be reduced by 132.5% of any shortfall to the $4 million Finished Goods Inventory target.

•	Plant 2 Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2016, Aspen Aerogels, Inc. has not (i) received financing commitments necessary to fund fully the first phase of the Plant 2 capital project, and (ii) completed the related Board Decision Package for Major Capital Investments in a manner satisfactory to the Board.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $3,756.25 per $1M

EBITDA Goal:                    $28,171.88 per $1M

9.	Examples

•	Revenue of $115.0M, EBITDA of $7.5M, Fin Goods of $6.0M, P2 Goal Met:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $131.975M, EBITDA of $14.475M, Fin Goods of $1.0M, P2 Goal Met:

Revenue for Bonus Payouts

Actual Revenue minus [$4.0M minus Actual Fin Goods] * 132.5%

= $131.975M – [$4.0M - $1.0M] *132.5%

= $131.975M - $3.975M

= $128.0M

Revenue exceeds Target by $6.0M

Payout of Target Award plus 6.0 * $3,756.25

= $37,562.50 + $22,537.50

= $60,100.00

EBITDA for Bonus Payouts

Actual EBITDA minus [$4.0M minus Actual Fin Goods] * 32.5%

= $14.475M - [$4.0M - $1.0M] * 32.5%

= $14.475M - $0.975M

= $13.5M

EBITDA above Target by $ 1.0M

Payout of Target Award plus 1.0 * $28,171.88

= $112,687.50 + $28,171.88

= $140,859.38

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($60,100.00 + $140,859.38) * 100%

= $200,959.38

•	Revenue of $118.6M and EBITDA of $10.0M, Fin Goods of $9.0M, P2 Goal Not Met :

Revenue for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to Revenue Necessary

= $118.6M

Revenue exceeds Threshold by $6.6M

Payout of Target Award * $6.6M / ($122.0M-$112.0M)

= $37,562.50 * 0.66

= $24,791.25

EBITDA for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to EBITDA Necessary

= $10.0M

EBITDA exceeds Threshold by $1.5M

Payout of Target Award * $1.5M / ($12.5M-$8.5M)

= $112,687.50 * 0.375

= $42,257.81

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($24,791.25 + $42,257.81) * .75

= $67,049.06 * .75

= $50,286.80

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2016.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Corby Whitaker	Dated: 1-29-2016

2016 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: John Fairbanks	Date: January 6, 2016

This Participation Letter describes the terms of your participation in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”) during fiscal year 2016. This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined in the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 50% of base salary or $283,371.00

3.	Performance Period: 2016 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $122.0 million

•	EBITDA Goal: $ 12.5 million

5.	Allocation of Target Award to Goals

•	25% or $35,421.38 based on Company Revenue Goal

•	75% or $106,264.13 based on EBITDA Goal

6.	Thresholds, Floors and Caps

•	Revenue > $112M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $8.5M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount.

7.	MBO Goals

•	Finished Goods Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced if, on December 31, 2016, the Finished Goods Inventory is less than $4 million. The Adjusted EBITDA used to calculate bonus payouts shall be reduced by 32.5% of any shortfall to the $4 million Finished Goods Inventory target. The Revenue used to calculate the bonus payouts shall be reduced by 132.5% of any shortfall to the $4 million Finished Goods Inventory target.

•	Plant 2 Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2016, Aspen Aerogels, Inc. has not (i) received financing commitments necessary to fund fully the first phase of the Plant 2 capital project, and (ii) completed the related Board Decision Package for Major Capital Investments in a manner satisfactory to the Board.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $3,542.14 per $1M

EBITDA Goal:                    $26,566.03 per $1M

9.	Examples

•	Revenue of $115.0M, EBITDA of $7.5M, Fin Goods of $6.0M, P2 Goal Met:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $131.975M, EBITDA of $14.475M, Fin Goods of $1.0M, P2 Goal Met:

Revenue for Bonus Payouts

Actual Revenue minus [$4.0M minus Actual Fin Goods] * 132.5%

= $131.975M – [$4.0M - $1.0M] *132.5%

= $131.975M - $3.975M

= $128.0M

Revenue exceeds Target by $6.0M

Payout of Target Award plus 6.0 * $3,542.14

= $35,421.38 + $21,252.83

= $56,674.20

EBITDA for Bonus Payouts

Actual EBITDA minus [$4.0M minus Actual Fin Goods] * 32.5%

= $14.475M - [$4.0M - $1.0M] * 32.5%

= $14.475M - $0.975M

= $13.5M

EBITDA above Target by $ 1.0M

Payout of Target Award plus 1.0 * $26,566.03

= $106,264.13 + $26,566.03

= $132,830.16

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($56,674.20 + $132,830.16) * 100%

= $189,504.36

•	Revenue of $118.6M and EBITDA of $10.0M, Fin Goods of $9.0M, P2 Goal Not Met :

Revenue for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to Revenue Necessary

= $118.6M

Revenue exceeds Threshold by $6.6M

Payout of Target Award * $6.6M / ($122.0M-$112.0M)

= $35,421.38 * 0.66

= $23,378.11

EBITDA for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to EBITDA Necessary

= $10.0M

EBITDA exceeds Threshold by $1.5M

Payout of Target Award * $1.5M / ($12.5M-$8.5M)

= $106,264.13 * 0.375

= $39,849.05

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($23,378.11 + $39,849.05) * .75

= $63,227.15 * .75

= $47,420.37

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2016.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ John Fairbanks	Dated: 1-27-2016

2016 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Jeffrey Ball	Date: January 6, 2016

This Participation Letter describes the terms of your participation in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”) during fiscal year 2016. This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined in the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $300,000.00

3.	Performance Period: 2016 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $122.0 million

•	EBITDA Goal: $ 12.5 million

5.	Allocation of Target Award to Goals

•	25% or $26,250.00 based on Company Revenue Goal

•	75% or $78,750.00 based on EBITDA Goal

6.	Thresholds, Floors and Caps

•	Revenue > $112M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $8.5M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount.

7.	MBO Goals

•	Finished Goods Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced if, on December 31, 2016, the Finished Goods Inventory is less than $4 million. The Adjusted EBITDA used to calculate bonus payouts shall be reduced by 32.5% of any shortfall to the $4 million Finished Goods Inventory target. The Revenue used to calculate the bonus payouts shall be reduced by 132.5% of any shortfall to the $4 million Finished Goods Inventory target.

•	Plant 2 Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2016, Aspen Aerogels, Inc. has not (i) received financing commitments necessary to fund fully the first phase of the Plant 2 capital project, and (ii) completed the related Board Decision Package for Major Capital Investments in a manner satisfactory to the Board.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $2,625.00 per $1M

EBITDA Goal:                    $19,687.50 per $1M

9.	Examples

•	Revenue of $115.0M, EBITDA of $7.5M, Fin Goods of $6.0M, P2 Goal Met:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $131.975M, EBITDA of $14.475M, Fin Goods of $1.0M, P2 Goal Met:

Revenue for Bonus Payouts

Actual Revenue minus [$4.0M minus Actual Fin Goods] * 132.5%

= $131.975M – [$4.0M - $1.0M] *132.5%

= $131.975M - $3.975M

= $128.0M

Revenue exceeds Target by $6.0M

Payout of Target Award plus 6.0 * $2,625.00

= $26,250.00 + $15,750.00

= $42,000.00

EBITDA for Bonus Payouts

Actual EBITDA minus [$4.0M minus Actual Fin Goods] * 32.5%

= $14.475M - [$4.0M - $1.0M] * 32.5%

= $14.475M - $0.975M

= $13.5M

EBITDA above Target by $ 1.0M

Payout of Target Award plus 1.0 * $19,687.50

= $78,750.00 + $19,687.50

= $98,437.50

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($42,000.00 + $98,437.50) * 100%

= $140,437.50

•	Revenue of $118.6M and EBITDA of $10.0M, Fin Goods of $9.0M, P2 Goal Not Met :

Revenue for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to Revenue Necessary

= $118.6M

Revenue exceeds Threshold by $6.6M

Payout of Target Award * $6.6M / ($122.0M-$112.0M)

= $26,250.00 * 0.66

= $17,325.00

EBITDA for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to EBITDA Necessary

= $10.0M

EBITDA exceeds Threshold by $1.5M

Payout of Target Award * $1.5M / ($12.5M-$8.5M)

= $78,750.00 * 0.375

= $29,531.25

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($17,325.00 + $29,531.25) * .75

= $46,856.25 * .75

= $35,142.19

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2016.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Jeffrey Ball	Dated: 2-3-2016

2016 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: George Gould	Date: January 6, 2016

This Participation Letter describes the terms of your participation in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”) during fiscal year 2016. This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined in the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $245,068.00

3.	Performance Period: 2016 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $122.0 million

•	EBITDA Goal: $ 12.5 million

5.	Allocation of Target Award to Goals

•	25% or $21,443.45 based on Company Revenue Goal

•	75% or $64,330.35 based on EBITDA Goal

6.	Thresholds, Floors and Caps

•	Revenue > $112M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $8.5M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount.

7.	MBO Goals

•	Finished Goods Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced if, on December 31, 2016, the Finished Goods Inventory is less than $4 million. The Adjusted EBITDA used to calculate bonus payouts shall be reduced by 32.5% of any shortfall to the $4 million Finished Goods Inventory target. The Revenue used to calculate the bonus payouts shall be reduced by 132.5% of any shortfall to the $4 million Finished Goods Inventory target.

•	Plant 2 Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2016, Aspen Aerogels, Inc. has not (i) received financing commitments necessary to fund fully the first phase of the Plant 2 capital project, and (ii) completed the related Board Decision Package for Major Capital Investments in a manner satisfactory to the Board.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $2,144.35 per $1M

EBITDA Goal:                    $16,082.59 per $1M

9.	Examples

•	Revenue of $115.0M, EBITDA of $7.5M, Fin Goods of $6.0M, P2 Goal Met:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $131.975M, EBITDA of $14.475M, Fin Goods of $1.0M, P2 Goal Met:

Revenue for Bonus Payouts

Actual Revenue minus [$4.0M minus Actual Fin Goods] * 132.5%

= $131.975M – [$4.0M - $1.0M] *132.5%

= $131.975M - $3.975M

= $128.0M

Revenue exceeds Target by $6.0M

Payout of Target Award plus 6.0 * $2,144.35

= $21,443.45 + $12,866.07

= $34,309.52

EBITDA for Bonus Payouts

Actual EBITDA minus [$4.0M minus Actual Fin Goods] * 32.5%

= $14.475M - [$4.0M - $1.0M] * 32.5%

= $14.475M - $0.975M

= $13.5M

EBITDA above Target by $ 1.0M

Payout of Target Award plus 1.0 * $16,082.59

= $64,330.35 + $16,082.59

= $80,412.94

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($34,309.52 + $80,412.94) * 100%

= $114,722.46

•	Revenue of $118.6M and EBITDA of $10.0M, Fin Goods of $9.0M, P2 Goal Not Met :

Revenue for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to Revenue Necessary

= $118.6M

Revenue exceeds Threshold by $6.6M

Payout of Target Award * $6.6M / ($122.0M-$112.0M)

= $21,443.45 * 0.66

= $14,152.68

EBITDA for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to EBITDA Necessary

= $10.0M

EBITDA exceeds Threshold by $1.5M

Payout of Target Award * $1.5M / ($12.5M-$8.5M)

= $64,330.35 * 0.375

= $24,123.88

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($14,152.68 + $24,123.88) * .75

= $38,276.56 * .75

= $28,707.42

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2016.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ George Gould	Dated: 2-9-2016

2016 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Kelley Conte	Date: January 6, 2016

This Participation Letter describes the terms of your participation in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”) during fiscal year 2016. This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined in the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $220,000.00

3.	Performance Period: 2016 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $122.0 million

•	EBITDA Goal: $ 12.5 million

5.	Allocation of Target Award to Goals

•	25% or $19,250.00 based on Company Revenue Goal

•	75% or $57,750.00 based on EBITDA Goal

6.	Thresholds, Floors and Caps

•	Revenue > $112M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $8.5M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount.

7.	MBO Goals

•	Finished Goods Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced if, on December 31, 2016, the Finished Goods Inventory is less than $4 million. The Adjusted EBITDA used to calculate bonus payouts shall be reduced by 32.5% of any shortfall to the $4 million Finished Goods Inventory target. The Revenue used to calculate the bonus payouts shall be reduced by 132.5% of any shortfall to the $4 million Finished Goods Inventory target.

•	Plant 2 Goal: Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2016, Aspen Aerogels, Inc. has not (i) received financing commitments necessary to fund fully the first phase of the Plant 2 capital project, and (ii) completed the related Board Decision Package for Major Capital Investments in a manner satisfactory to the Board.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $1,925.00 per $1M

EBITDA Goal:                    $14,437.50 per $1M

9.	Examples

•	Revenue of $115.0M, EBITDA of $7.5M, Fin Goods of $6.0M, P2 Goal Met:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $131.975M, EBITDA of $14.475M, Fin Goods of $1.0M, P2 Goal Met:

Revenue for Bonus Payouts

Actual Revenue minus [$4.0M minus Actual Fin Goods] * 132.5%

= $131.975M – [$4.0M - $1.0M] *132.5%

= $131.975M - $3.975M

= $128.0M

Revenue exceeds Target by $6.0M

Payout of Target Award plus 6.0 * $1,925.00

= $19,250.00 + $11,550.00

= $30,800.00

EBITDA for Bonus Payouts

Actual EBITDA minus [$4.0M minus Actual Fin Goods] * 32.5%

= $14.475M - [$4.0M - $1.0M] * 32.5%

= $14.475M - $0.975M

= $13.5M

EBITDA above Target by $ 1.0M

Payout of Target Award plus 1.0 * $14,437.50

= $57,750.00 + $14,437.50

= $72,187.50

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($30,800.00 + $72,187.50) * 100%

= $102,987.50

•	Revenue of $118.6M and EBITDA of $10.0M, Fin Goods of $9.0M, P2 Goal Not Met :

Revenue for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to Revenue Necessary

= $118.6M

Revenue exceeds Threshold by $6.6M

Payout of Target Award * $6.6M / ($122.0M-$112.0M)

= $19,250.00 * 0.66

= $12,705.00

EBITDA for Bonus Payouts

Fin Goods > $4.0M, No Adjustment to EBITDA Necessary

= $10.0M

EBITDA exceeds Threshold by $1.5M

Payout of Target Award * $1.5M / ($12.5M-$8.5M)

= $57,750.00 * 0.375

= $21,656.25

Total Payout:

(Revenue Payout + EBITDA Payout) * Plant 2 Factor

= ($12,705.00 + $21,656.25) * .75

= $34,361.25 * .75

= $25,770.94

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2016.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Kelley Conte	Dated: 1-27-2016